Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus and Statement of Additional

Information

of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund's 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund's Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

The Prudential Investment Portfolios, Inc.	Prudential Investment Portfolios 16
PGIM Balanced Fund	PGIM Income Builder Fund
PGIM Jennison Focused Value Fund	Prudential Investment Portfolios, Inc. 17
PGIM Jennison Growth Fund	PGIM Total Return Bond Fund
Prudential Investment Portfolios 3	Prudential Investment Portfolios 18
PGIM Jennison Focused Growth Fund	PGIM Jennison 20/20 Focus Fund
PGIM QMA Large-Cap Value Fund	Prudential Global Total Return Fund, Inc.
PGIM Real Assets Fund	PGIM Global Total Return Fund
Prudential Investment Portfolios 4	Prudential Jennison Blend Fund, Inc.
PGIM Muni High Income Fund	PGIM Jennison Blend Fund
Prudential Investment Portfolios 5	Prudential Jennison Mid-Cap Growth Fund, Inc.
PGIM Jennison Diversified Growth Fund	PGIM Jennison Mid-Cap Growth Fund
Prudential Investment Portfolios 6	Prudential Jennison Natural Resources Fund, Inc.
PGIM California Muni Income Fund	PGIM Jennison Natural Resources Fund
Prudential Investment Portfolios 7	Prudential Jennison Small Company Fund, Inc.
PGIM Jennison Value Fund	PGIM Jennison Small Company Fund
Prudential Investment Portfolios 9	Prudential Government Money Market Fund, Inc.
PGIM QMA Large-Cap Core Equity Fund	PGIM Government Money Market Fund
Prudential Investment Portfolios, Inc. 10	Prudential National Muni Fund, Inc.
PGIM Jennison Global Equity Income Fund	PGIM National Muni Fund
PGIM QMA Mid-Cap Value Fund	Prudential Sector Funds, Inc.
Prudential Investment Portfolios 12	PGIM Jennison Financial Services Fund
PGIM Global Real Estate Fund	PGIM Jennison Health Sciences Fund
PGIM US Real Estate Fund	PGIM Jennison Utility Fund
Prudential Investment Portfolios, Inc. 14	Prudential Short-Term Corporate Bond Fund, Inc.
PGIM Government Income Fund	PGIM Short-Term Corporate Bond Fund
Prudential Investment Portfolios, Inc. 15	Prudential World Fund, Inc.
PGIM High Yield Fund	PGIM QMA International Equity Fund

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